UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129
                                                    ----------------------------

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           -------------

                      Date of fiscal year end: NOVEMBER 30
                                              ------------

                     Date of reporting period: MAY 31, 2007
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND


To the Shareholders of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund ("FFC"):

     The following table summarizes the Fund's performance in its most recent fiscal quarter and over longer time periods compared with the average return of investment-grade, fixed-income closed-end funds:
--------------------------------------------------------------------------------
                       TOTAL RETURN ON NET ASSET VALUE(1)
                         FOR PERIODS ENDED MAY 31, 2007

                                                                               AVERAGE ANNUALIZED
                                             ACTUAL RETURNS                         RETURNS
                                  ------------------------------------     --------------------------
                                        THREE         SIX         ONE        THREE       LIFE OF
                                       MONTHS        MONTHS       YEAR       YEARS       FUND(2)
                                      --------      --------    --------    --------    --------
Flaherty & Crumrine/Claymore
Preferred Securities Income Fund ...   -2.0%         -0.4%       8.4%        5.9%         7.5%
Lipper Domestic Investment Grade
Funds(3) ...........................    0.3%          1.9%       8.4%        6.0%         6.0%

----------------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used elsewhere in this report.
(2) Since inception on January 29, 2003.
(3) Includes all closed-end funds in Lipper's U.S. Government, U.S. Mortgage and Corporate Debt BBB Rated categories in each month during the period. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to achieve a similar income goal.

--------------------------------------------------------------------------------
     While the Fund did not perform as well as the Lipper group of funds during recent periods, it has performed similarly to this group over longer time periods. The Fund's performance was impacted by a number of factors, and we've discussed in greater detail the total return for the most recent six-month period in the Questions and Answers section that follows. Stated in short, primarily due to rising long-term interest rates over the six-month period, the Fund's securities portfolio only had a modest positive return, which was reduced by its use of leverage and the overall expenses of operating the Fund. Over longer time periods, the Fund's use of leverage has benefited its common shareholders, not only by offsetting the Fund's expenses, but by increasing the total return.

     These days we spend a lot of time assessing the likelihood of a company being purchased in a leveraged buyout (LBO). Billions of dollars are in the hands of LBO firms, fueled by their ability to borrow at historically low rates. As discussed in greater detail in the Questions and Answers section that follows, the economics of these buyouts have changed over the years, and many more companies - including issuers of preferred securities - are now potential targets.

     Another type of risk receiving a lot of attention these days is fallout from weakness in the housing sector. We've discussed this in previous letters, but recently the market has refocused on subprime loans. Suffice it to say, the Fund continues to have no direct exposure to subprime lenders. While some of the bank and financial companies we invest in will certainly be impacted by weakness in the housing sector, in each case the impact still appears to be manageable.

     Our investment process relies heavily on in-depth credit research - understanding as much as we can about the companies we invest in, from the financial statements to the philosophy of management to more current risks like LBOs and subprime exposure. That being said, we don't mind taking risk in our portfolio as long as we understand it and feel we are being adequately compensated.

     The universe of preferred stock eligible for the dividends received deduction (DRD) remains in relatively tight supply. We do see new issues from time to time, but the general trend continues to be shrinkage in this market segment. Of course, this makes the DRD issues owned by the Fund a bit more precious. We don't expect this segment to disappear, but relative to the broader preferred market, it should continue to contract. DRD issues continue to be among the best performers in the fixed-income markets.

     In contrast to the DRD market, the market for fully-taxable preferreds is in full bloom. There are often two or three new issues a week, and they tend to be pretty sizable. The lion's share of these new issues has been the "enhanced" variety we've discussed in the past (and described more fully on the Fund's website). In the two years since this structure was developed, close to one hundred new issues, with a market value of roughly $75 billion, have been created. It's harder to generalize about performance of the taxable preferred sector because of the wide variety of issuers and issue types, but it has mostly been a mixed bag. The Fund's portfolio has generally mirrored the overall market, but we think it should outperform over time.

     Since preferred securities are connected at the hip to the U.S. Treasury market, a quick recap of that market is useful. Over the three months ended May 31st, the Treasury "curve" (the plot of yields versus maturity) twisted, as shorter-term rates fell modestly and intermediate and long-term rates increased. With intermediate and long-term rates continuing to increase since May 31st, the curve now has a more "normal" shape, with rates on longer maturity issues above those of shorter issues. Since March, intermediate and long-term rates have risen as a result of a combination of factors, including: a resurging domestic economy following a weak first quarter, increasing interest rates internationally and subsequent reduced investment flows from overseas, and the market's declining expectation of the Federal Reserve lowering short-term interest rates.

     Sometimes the ride can be a little bumpy when the yield curve goes through a transition like this, but in the long run, the Fund should benefit. In the short run, we anticipate that the Fund's "safety net" hedging strategy should make the Fund's investment portfolio progressively less sensitive to further increases in long-term interest rates. In addition, higher interest rates also reduce the exposure of the Fund's holdings to early redemption, as the issuer's cost of funding these calls increases. In turn, this reduced exposure to early redemption enhances the Fund's ability to pay its current dividend.

     The Questions and Answers section that follows and the Fund's website at www.fcclaymore.com have more complete discussions of a number of topics that may interest you. The topics on the website include our overall assessment of the state of the economy and interest rates (in our Second Quarter Economic Update) and an archive of frequently-asked questions which remain relevant today - including an in-depth discussion of the risks of subprime mortgages, our interest-rate hedging strategy and our use of leverage. We believe an informed shareholder can be one of the strongest assets of any company, and we encourage you to explore the website for a wide range of additional information about your Fund.

Sincerely,




/S/ DONALD F. CRUMRINE      /S/ ROBERT M. ETTINGER
Donald F. Crumrine         Robert M. Ettinger
Chairman of the Board      President

July 17, 2007

                              QUESTIONS & ANSWERS

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE?

     FFC's investment objective is to produce high current income consistent with preservation of capital. While shareholder returns are more directly tied to the market price of the Fund's shares, we believe that shareholders can assess whether the Fund's investment objective is being met by better understanding the Fund's total return on net asset value (NAV).

     As a closed-end fund, FFC utilizes a variety of investment tools to meet its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates; and (c) issuing an auction-rate preferred stock to leverage and enhance returns to Common Stock shareholders. The table below reviews the performance of each of those tools over the Fund's fiscal year-to-date and then adjusts for the impact of the Fund's expenses to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF FFC'S TOTAL RETURN ON NAV
                        FOR SIX MONTHS ENDED MAY 31, 2007
--------------------------------------------------------------------------------
Total Return on Securities Portfolio (including principal and income) .    1.0%

Return from Interest Rate Hedging Strategy ............................    0.0%

Impact of Leverage ....................................................   (0.8)%

Expenses ..............................................................   (0.6)%
--------------------------------------------------------------------------------
                                                    TOTAL RETURN ON NAV   (0.4)%

     Intermediate and long-term U.S. Treasury bond yields increased - and consequently, their market value decreased - during the first half of the Fund's fiscal year. Like all fixed-income securities, the value of preferred stocks typically moves in relation to U.S. Treasury bonds and this is what happened during the past six months, with the Fund's securities portfolio losing some principal value. Nonetheless, the portfolio did have a positive total return through the income produced by its securities portfolio. Since interest rates did not increase significantly until the very end of this period, the Fund's interest-rate hedging strategy had a minimal positive effect on the portfolio's results.

     While leverage had a modest negative impact on the Fund's returns during this six-month period, over longer time periods leverage has made a significant positive contribution to the Fund's Common Stock shareholders. The Fund continues to have approximately the same expense ratio as it has had historically, which results in the Fund having a slightly negative return on NAV during this six-month period.

HOW DOES THE FUND MANAGE THE RISK OF LEVERAGED BUYOUTS?

     Leveraged buyouts (LBOs) and management buyouts (MBOs) have long presented risks to investment-grade fixed-income investors. However, buyouts had been relatively rare among the largest preferred issuers, namely financial institutions (because they are already inherently leveraged) and utilities (because they are heavily regulated with only modest returns on equity). Recently, the risk of higher leverage resulting from an LBO or MBO has expanded into these industries. For example, among utilities, Duquesne Light Holdings was acquired by a buyout fund and Texas Utilities has agreed to be purchased by a consortium of private-equity firms. Among financial companies, SLM Corporation, or Sallie Mae, also has agreed to a buyout. These transactions have heightened the LBO risks for preferred and debt investors in industries that previously had been considered largely "immune" to LBOs.

     There are many reasons why the reach of leveraged buyouts has expanded in recent years. First, LBO funds are much larger now than in the past. They can buy larger companies and more of them. Second, as they have grown in size, the marginal return required by the funds appears to have declined. This has put "in play" companies that previously would have been rejected as offering inadequate equity returns. Third, the regulatory environment has turned decidedly more "laissez-faire" over the past decade. Buyouts that most likely would have been rejected by regulators ten years ago now stand a good chance of approval as long as buyers can demonstrate that consumers (rather than holders of preferred or debt securities) will not be harmed.

     In a typical LBO, the new owner - often a private entity such as a private-equity fund - buys out existing common shareholders at a premium to the company's pre-deal market value. The purchase price is financed by a combination of equity contributed by the buyer and new debt issued to investors. As indicated by the name "leveraged buyout," debt comprises the majority of the buyout financing. In most cases, existing debt and preferreds at the target company are assumed by the new, now much more highly leveraged entity. This is clearly bad news for existing preferred holders. Most or all of the newly issued debt will be senior to preferreds in the company's capital structure. The same thing may be true for existing senior debt as well, if the LBO sponsor decides to issue senior secured debt ahead of the senior unsecured debt. No matter how the deal is structured, the combination of higher leverage and potentially greater subordination typically leaves existing debt and preferred holders with riskier securities. Issues that might have been rated BBB+ could easily drop to BB or even B. Naturally, investors require higher yields for the additional credit risk in the lower-rated securities, so existing debt and preferred issues must fall in price - to the detriment of owners of those securities.

     We take these risks very seriously, and there are several ways we address them in the Fund's portfolios. Some preferred and debt issues contain "change of control" provisions that require the company either to redeem the security at a predetermined price or to pay a significantly higher coupon if the company is acquired and its ratings fall below a certain level (typically investment grade). Given the heightened LBO risk in recent months, more new issues contain this provision than in the past, although they are still very much in the minority. As much as we like these provisions, few older issues contain them, especially among the bank, finance, and utility securities that make up the majority of the Fund's holdings. As a result, it would be impossible to assemble a diversified - not to mention attractively priced - portfolio of securities comprised solely of such issues.

     The most important ways we manage LBO risk are the same ways we manage credit risk in general: We do rigorous credit analysis on the companies whose securities we own or would consider owning, and we diversify our holdings by industry, business line, and company. As the reach of buyout firms has extended into the sectors in which we are preferred investors, we are undertaking a thorough review of the credits in the Fund's portfolio, with a particular eye to LBO risk.

     We ask ourselves, "Can this company be leveraged to produce higher returns to equity holders?" The answer to this question requires an analysis of a company's assets, earnings and cash flow, capital structure, regulatory environment and market valuation. Our judgments about these matters guide us to an assessment of LBO risk for a particular issuer. Combining that with the terms of a particular security leads us to an assessment of that security's LBO risk. If we conclude that an issuer is an attractive LBO candidate and that its preferred securities would be unprotected in the event of an LBO, we would seek to sell (or avoid buying) the preferred securities of that issuer or utilize other measures to mitigate the LBO risk in owning that particular security. Indeed, we have sold preferred securities positions where we think LBO risk is uncomfortably high. Of course, if the Fund had a common stock investment strategy, we might make the opposite decision given that common stock investors are typically rewarded in the event of an LBO.

     Fund shareholders should be aware that this sort of analysis is not a science. We cannot plug variables into an equation and arrive at a conclusive measurement of LBO risk; we cannot say with certainty that an issue that we judge to be at low risk of LBO will not be subject to a leveraged buyout in the future. There are too many variables - many of which are unobservable - to construct such an analysis. Nonetheless, we believe this credit-driven approach will help us to reduce the risk of LBOs to the Fund's holdings, and it has become an important element of our portfolio management process.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                        MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------

FUND STATISTICS ON 5/31/07
-------------------------------------
Net Asset Value       $        22.60

Market Price          $        21.38

Discount                        5.40%

Yield on Market Price           7.16%

Common Stock Shares
Outstanding               42,601,719



INDUSTRY CATEGORIES        % OF PORTFOLIO
-----------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Banks               33%
Utilities           28%
Insurance           19%
Financial Services   9%
Energy               5%
REITs                3%
Other                3%


MOODY'S RATINGS   % OF PORTFOLIO
----------------------------------
AAA                         0.2%

AA                          7.6%

A                          19.6%

BBB                        55.6%

BB                         10.9%

Not Rated                   4.0%
----------------------------------
Below Investment Grade*    11.7%
* BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
  S&P.


TOP 10 HOLDINGS BY ISSUER               % OF PORTFOLIO
-------------------------------------------------------
Banco Santander                                   4.5%

Midamerican Energy                                4.3%

Wachovia Corp                                     3.8%

Dominion Resources                                3.5%

Liberty Mutual Group                              3.3%

HBOS Plc                                          3.1%

ACE Ltd                                           2.9%

Wisconsin Energy Corp                             2.2%

AON Corporation                                   2.1%

Enterprise Products Partners                      2.0%


                                                                                       % OF PORTFOLIO**
--------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                        28%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)    14%
--------------------------------------------------------------------------------------------------------
** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX  CATEGORIZATION  OF FUND
   DISTRIBUTIONS.  THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY,
   DEPENDING ON MARKET CONDITIONS. INVESTORS  SHOULD  CONSULT  THEIR TAX ADVISOR
   REGARDING THEIR PERSONAL SITUATION.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
PREFERRED SECURITIES -- 85.7%
                BANKING -- 32.9%
-----------------------------------------------------------------------------------------------------------------
$  19,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..........................   $    21,358,432
       40,000   BAC Capital Trust I, 7.00% Pfd. 12/15/31 ...................................         1,020,000
       10,400   BAC Capital Trust II, 7.00% Pfd. 02/01/32 ..................................           262,600
                Banco Santander:
    1,602,000      6.50% Pfd., 144A**** ....................................................        39,265,020**(1)
    1,141,600      6.80% Pfd., 144A**** ....................................................        28,654,160**(1)
        1,800   Bank of New York Capital IV, 6.875% Pfd., Series E .........................            45,394
       77,900   Bank One Capital Trust VI, 7.20% Pfd. ......................................         1,979,151
      210,000   Capital One Capital II, 7.50% Pfd. 06/15/66 ................................         5,453,448
$  19,500,000   Capital One Capital III, 7.686% 08/15/36 ...................................        20,896,863
$  25,000,000   CBG Florida REIT Corporation, 7.114%, 144A**** .............................        24,865,000
       60,000   Citigroup Capital VII, 7.125% Pfd., 07/31/31 ...............................         1,515,000
      112,000   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ..............................         2,901,505
      105,000   Cobank, ACB, 7.00% Pfd., 144A**** ..........................................         5,283,810*
$  12,325,000   Comerica Capital Trust II, 6.576% 02/20/37 .................................        11,853,421
$     800,000   CoreStates Capital Trust I, 8.00% 12/15/26, 144A**** .......................           828,521
       28,800   FBOP Corporation, Adj. Rate Pfd., 144A**** .................................        29,628,000*
$   2,635,000   First Midwest Capital Trust I, 6.95% 12/01/33 ..............................         2,726,129
                First Republic Bank:
      400,000      6.25% Pfd. ..............................................................        10,212,520*
       30,000      7.25% Pfd. ..............................................................           766,875
        6,000   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ........         6,746,400
      110,200   Fleet Capital Trust VIII, 7.20% Pfd. 03/15/32 ..............................         2,806,662(3)
            6   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ....................         8,038,297
                HBOS PLC:
$  26,950,000      6.85% ...................................................................        27,068,580(1)
$  10,500,000      6.413%, 144A**** ........................................................        10,093,944**(1)
$  10,000,000      6.657%, 144A**** ........................................................         9,775,000**(1)
        7,500   HSBC Series II, Variable Inverse Pfd., Pvt. ................................         8,512,500*
      185,000   HSBC USA, Inc., 6.50% Pfd., Series H .......................................         4,873,603*
                ING Groep NV:
       36,000      7.05% Pfd. ..............................................................           906,750**(1)
      143,900      7.20% Pfd. ..............................................................         3,646,973**(1)(2)
        3,700   JPMorgan Chase Capital X, 7.00% Pfd. 02/15/32, Series J ....................            93,730
$   5,350,000   JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R .....................         5,569,045
$   6,400,000   JPMorgan Chase Capital XXIII, 6.36% 05/15/47 ...............................         6,363,341
       23,800   Keycorp Capital V, 5.875% Pfd., Series A ...................................           562,275

    The accompanying notes are an integral part of the financial statements.
                                       8

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
PREFERRED SECURITIES -- (CONTINUED)
                BANKING -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------
       20,000   Keycorp Capital VIII, 7.00% Pfd. 06/15/66 ..................................   $       518,126
      617,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ....................................        15,579,250
$   2,000,000   Lloyds TSB Group PLC, 6.267%, 144A**** .....................................         1,951,412**(1)
           20   Marshall & Ilsley Investment II, 8.875% Pfd., 144A**** .....................         2,000,000
       85,285   National City Capital Trust II, 6.625% Pfd. 11/15/36 .......................         2,113,473
      265,000   PFGI Capital Corporation, 7.75% Pfd. .......................................         6,831,700
$   6,500,000   RBS Capital Trust B, 6.80% .................................................         6,407,050**(1)
$  16,800,000   Regions Financing Trust II, 6.625% 05/15/47 ................................        16,408,761
$   7,200,000   Republic New York Capital I, 7.75% 11/15/26 ................................         7,467,214(1)
$   4,992,000   Republic New York Capital II, 7.53% 12/04/26 ...............................         5,182,305(1)
                Roslyn Real Estate:
           40      8.95% Pfd., Series C, 144A**** ..........................................         4,294,306
          135      Adj. Rate Pfd., Series D, 144A**** ......................................        13,537,969
       63,700   Sovereign Bancorp, 7.30% Pfd., Series C ....................................         1,727,863*
      248,100   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .............................         6,497,119
$  13,500,000   Sovereign Capital Trust VI, 7.908% 06/13/36 ................................        14,878,755
           60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** ..............         6,525,047
                U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
           65      Series 2006-5, Variable Rate Pfd., 144A**** .............................         2,070,250*
           65      Series 2006-6, Variable Rate Pfd., 144A**** .............................         2,070,250*
      127,600   USB Capital VIII, 6.35% Pfd. 12/29/65 ......................................         3,158,419
       64,600   USB Capital X, 6.50% Pfd. 04/12/66 .........................................         1,621,059
       23,500   VNB Capital Trust I, 7.75% Pfd. ............................................           591,906
    2,010,800   Wachovia Preferred Funding, 7.25% Pfd., Series A ...........................        56,365,338
$  10,050,000   Washington Mutual Preferred Funding, 6.534%, 144A**** ......................         9,858,799
      100,000   Wells Fargo Capital Trust IV, 7.00% Pfd. 09/01/31 ..........................         2,525,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                   494,754,320
                                                                                               ---------------
                FINANCIAL SERVICES -- 6.7%
----------------------------------------------------------------------------------------------------------------
      202,500   Cabco Trust For Goldman Sachs Capital I, Adj. Rate Pfd. 02/15/34                     4,882,781
$  11,400,000   CIT Group, Inc., 6.10%                                                              10,683,077
      709,995   Countrywide Capital IV, 6.75% Pfd.                                                  17,461,475
       26,305   Countrywide Capital V, 7.00% Pfd., 11/01/36                                            654,337
      360,000   Deutsche Bank Contingent Capital Trust II, 6.55% Pfd.                                9,135,000**(1)
        3,600   Goldman Sachs, STRIPES Custodial Receipts, Pvt.                                      3,963,600*
$   7,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A****                                   6,885,830

    The accompanying notes are an integral part of the financial statements.
                                       9

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
PREFERRED SECURITIES -- (CONTINUED)
                FINANCIAL SERVICES -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------
      293,920   Merrill Lynch Preferred Capital, Adj. Rate Pfd., Series G ..................   $     7,449,050*
       27,000   Merrill Lynch Cap Trust I, 6.45% Pfd., 12/15/66, Series K ..................           669,938
       58,600   Merrill Lynch Cap Trust II, 6.45% Pfd. .....................................         1,434,528
       76,000   Merrill Lynch, Fixed Income Pass-through 2007-A Cl. B, Adj. Rate Pfd., 144A****      1,991,200*
        4,000   Merrill Lynch, Series II STRIPES Custodial Receipts, Pvt. ..................         4,128,000*
      114,867   Merrill Lynch Preferred Capital Trust IV, 7.12% Pfd. .......................         2,950,646
        9,000   Morgan Stanley Capital Trust V, 5.75% Pfd. .................................           207,844
      389,500   Morgan Stanley Capital Trust VI, 6.60% Pfd. ................................         9,822,723
$  10,000,000   RACERS(R) Series 2005 AMMC V Trust, 144A**** ...............................         9,130,489
                SLM Corporation:
      160,000      6.97% Pfd., Series A ....................................................         8,081,600*
       17,000      Adj. Rate Pfd., Series B ................................................         1,496,000*
----------------------------------------------------------------------------------------------------------------
                                                                                                   101,028,118
                                                                                               ---------------
                INSURANCE -- 16.7%
----------------------------------------------------------------------------------------------------------------
    1,669,980   ACE Ltd., 7.80% Pfd., Series C .............................................        43,001,985**(1)
$  23,570,000   AON Capital Trust A, 8.205% 01/01/27 .......................................        25,797,742
                Arch Capital Group Ltd.:
      167,650      7.875% Pfd., Series B ...................................................         4,369,378**(1)
       99,321      8.00% Pfd. ..............................................................         2,619,591**(1)
                AXA SA:
$   9,500,000      6.463%, 144A**** ........................................................         9,146,248**(1)
$   6,000,000      6.379%, 144A**** ........................................................         5,672,502**(1)
                Axis Capital Holdings:
      273,800      7.25% Pfd., Series A ....................................................         7,033,237**(1)
      180,305      7.50% Pfd., Series B ....................................................        18,607,476(1)
      352,600   Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45 .........................         8,870,111
      106,000   Corts-AON Capital, 8.205% Pfd. .............................................         3,001,125
       37,000   Corts-UnumProvident Corporation, 8.50% Pfd. ................................           994,375
      490,000   Delphi Financial Group, 7.376% 05/15/37 Pfd. ...............................        12,142,837
       49,150   Everest Re Capital Trust II, 6.20% Pfd., Series B ..........................         1,167,927
$   7,000,000   Everest Reinsurance Holdings, 6.60% 05/15/37 ...............................         6,876,310
$  25,000,000   Liberty Mutual Group, 7.80% 03/15/37, 144A**** .............................        24,375,500
$     714,000   Provident Financing Trust I, 7.405% 03/15/38 ...............................           718,646
      260,000   Renaissancere Holdings Ltd., 6.60% Pfd., Series D ..........................         6,338,800**(1)
      304,135   Renaissancere Holdings Ltd., 7.30% Pfd., Series B ..........................         7,764,962**(1)

    The accompanying notes are an integral part of the financial statements.
                                       10

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
PREFERRED SECURITIES -- (CONTINUED)
                INSURANCE -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------
       94,900   Saturns-AON 2003-3, 8.00% Pfd., Series AON Corp. ...........................   $     2,494,095
       56,000   Saturns-SAFC 2001-7, 8.25% Pfd., Series Safeco Corp. .......................         1,456,000
      407,200   Scottish Re Group Ltd., 7.25% Pfd. .........................................         9,594,650**(1)
       36,600   Torchmark Capital Trust III, 7.10% Pfd. ....................................           949,313
$   7,425,000   USF&G Capital, 8.312% 07/01/46, 144A**** ...................................         8,979,795
$  13,000,000   USF&G Capital I, 8.50% 12/15/45, 144A**** ..................................        16,047,200
                XL Capital Ltd.:
$   7,500,000      6.50% Series E ..........................................................         7,211,925(1)
$  10,000,000      Mangrove Bay Passthru Trust, 6.102% 07/15/33, 144A**** ..................         9,734,280(1)
        5,000      7.625% Pfd., Series B ...................................................           127,813**(1)
$   6,400,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** ..........................         6,331,994(1)
-----------------------------------------------------------------------------------------------------------------
                                                                                                   251,425,817
                                                                                               ---------------
                UTILITIES -- 22.4%
----------------------------------------------------------------------------------------------------------------
$   3,750,000   AGL Capital Trust, 8.17% 06/01/37 ..........................................         3,907,147
                Baltimore Gas & Electric Company:
       10,000      6.70% Pfd., Series 1993 .................................................         1,036,250*
       50,000      7.125% Pfd., Series 1993 ................................................         5,198,440*
    1,355,359   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ...........................        65,382,518
       35,000   Central Maine Power, 5.25% Pfd., Pvt. ......................................         3,010,350*
$   2,600,000   COMED Financing II, 8.50% 01/15/27, Series B ...............................         2,658,500
$  17,645,000   COMED Financing III, 6.35% 03/15/33 ........................................        15,028,246
       85,630   Dominion CNG Cap Trust I, 7.80% Pfd. .......................................         2,164,838
$  25,175,000   Dominion Resources Capital Trust  I, 7.83% 12/01/27 ........................        25,251,230
$  12,250,000   Dominion Resources Capital Trust III, 8.40% 01/15/31 .......................        14,651,343
$  11,000,000   Dominion Resources, Inc., 7.50% ............................................        11,754,226
                Entergy Arkansas, Inc.:
       10,240      4.56% Pfd., Series 1965 .................................................           810,906*
      625,000      6.45% Pfd. ..............................................................        16,087,500*
       85,000   Entergy Louisiana, Inc., 6.95% Pfd. ........................................         8,644,500*
                Florida Power Company:
       49,750      4.40% Pfd. ..............................................................         3,909,853*
       21,585      4.60% Pfd. ..............................................................         1,773,424*
      169,000   FPC Capital I, 7.10% Pfd., Series A ........................................         4,247,393
       52,150   FPL Group Capital Trust I, 5.875% Pfd. 03/15/44 ............................         1,229,697
      362,650   FPL Group Capital, Inc., 6.60% Pfd. 10/01/66, Series A .....................         9,252,108

    The accompanying notes are an integral part of the financial statements.
                                       11

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
PREFERRED SECURITIES -- (CONTINUED)
                UTILITIES -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------
       58,000   Georgia Power Capital Trust V, 7.125% Pfd. 03/31/42 ........................   $     1,475,375
       12,442   Great Plains Energy, Inc., 4.20% Pfd. ......................................           931,781*
        5,000   Indiana Michigan Power, 4.56% Pfd. .........................................           393,050*
      119,805   Indianapolis Power & Light Company, 5.65% Pfd. .............................        11,012,476*
                Interstate Power & Light Company:
      110,000      7.10% Pfd., Series C ....................................................         2,833,600*
       11,000      8.375% Pfd., Series B ...................................................           331,100*
       32,300   Laclede Capital Trust I, 7.70% Pfd. ........................................           816,586
                Pacific Enterprises:
        4,550      $4.40 Pfd. ..............................................................           363,545*
        4,510      $4.50 Pfd. ..............................................................           368,557*
       23,085      $4.75 Pfd., Series 53 ...................................................         1,991,312*
        2,500   PacifiCorp, $7.48 Sinking Fund Pfd. ........................................           254,610*
$   2,386,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ....................         2,496,710
$  27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 ...............................        23,789,700
        9,495   Portland General Electric, 7.75% Sinking Fund Pfd. .........................           959,945*
      358,950   PSEG Funding Trust II, 8.75% Pfd. ..........................................         9,321,501
$   8,200,000   Puget Sound Energy Capital Trust, 8.231% 06/01/27, Series B ................         8,524,720
      200,000   San Diego Gas & Electric Company, $1.70 Pfd. ...............................         5,237,500*
                Southern California Edison:
      115,750      6.00% Pfd. ..............................................................        11,489,345*
       16,900      6.125% Pfd. .............................................................         1,707,576*
        7,800   Southern Company Capital Trust VI, 7.125% Pfd. 06/30/42 ....................           198,413
                Southern Union Company:
$   5,100,000      7.20% 11/01/66 ..........................................................         5,151,840
      228,700      7.55% Pfd. ..............................................................         5,868,442*
$   4,200,000   Union Electric Company, 7.69% 12/15/36, Series A ...........................         4,183,200
                Virginia Electric & Power Company:
       14,985      $4.12 Pfd. ..............................................................         1,096,902*
       21,684      $4.80 Pfd. ..............................................................         1,849,212*
       35,000      $6.98 Pfd. ..............................................................         3,561,250*
      229,000   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 .........................         5,825,188
$  27,125,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ...............................        26,464,371
       15,000   Wisconsin Power & Light Company, 6.20% Pfd. ................................         1,539,845*

    The accompanying notes are an integral part of the financial statements.
                                       12

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
PREFERRED SECURITIES -- (CONTINUED)
                UTILITIES -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                Xcel Energy, Inc.:
        7,110      $4.10 Pfd., Series C ....................................................   $       539,791*
       10,210      $4.11 Pfd., Series D ....................................................           776,981*
----------------------------------------------------------------------------------------------------------------
                                                                                                   337,352,893
                                                                                               ---------------
                ENERGY -- 3.1%
----------------------------------------------------------------------------------------------------------------
                Enterprise Products Partners:
$  16,300,000      7.034% 01/15/68 .........................................................        16,198,679
$  12,500,000      8.375% 08/01/66 .........................................................        13,613,000
       13,200   EOG Resources, Inc., 7.195% Pfd., Series B .................................        13,978,932*
$   3,650,000   KN Capital Trust III, 7.63% 04/15/28 .......................................         3,575,540
----------------------------------------------------------------------------------------------------------------
                                                                                                    47,366,151
                                                                                               ---------------
                REAL ESTATE INVESTMENT TRUST (REIT) -- 3.1%
----------------------------------------------------------------------------------------------------------------
                BRE Properties, Inc.:
       61,600      6.75% Pfd., Series C ....................................................         1,559,250
      250,000      8.08% Pfd., Series B ....................................................         6,382,825
       51,000   Equity Residential Properties, 8.29% Pfd., Series K ........................         2,954,940
        4,980   Prologis Trust, 8.54% Pfd., Series C .......................................           297,244
                PS Business Parks, Inc.:
      160,000      7.20% Pfd., Series M ....................................................         4,070,000
      203,400      7.60% Pfd., Series L ....................................................         5,212,125
       60,000      7.95% Pfd., Series K ....................................................         1,597,500
                Public Storage, Inc.:
      186,070      6.45% Pfd., Series F ....................................................         4,500,568
       88,500      6.625% Pfd., Series M ...................................................         2,193,145
       61,900      6.75% Pfd., Series E ....................................................         1,562,975
       30,000      6.85% Pfd., Series Y ....................................................           739,200
      511,000      7.25% Pfd., Series K ....................................................        13,174,244(3)
       80,000   Realty Income Corp., 6.75% Pfd., Series E ..................................         2,012,504
----------------------------------------------------------------------------------------------------------------
                                                                                                    46,256,520
                                                                                               ---------------
                MISCELLANEOUS INDUSTRIES -- 0.8%
----------------------------------------------------------------------------------------------------------------
        2,245   Centaur Funding Corporation, 9.08% Pfd. 04/21/20, 144A**** .................         2,534,044
      112,750   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ........................         9,818,270*
----------------------------------------------------------------------------------------------------------------
                                                                                                    12,352,314
                                                                                               ---------------
                TOTAL PREFERRED SECURITIES
                   (Cost $1,281,964,461) ...................................................     1,290,536,133
                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.
                                       13

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
CORPORATE DEBT SECURITIES -- 13.2%
                FINANCIAL SERVICES -- 2.6%
----------------------------------------------------------------------------------------------------------------
      200,000   Ford Motor Credit Company, 7.375% 10/15/31 .................................   $     4,343,760
$  25,000,000   General Motors Acceptance Corporation, 8.00% 11/01/31, Senior Bonds ........        27,542,450
       80,000   HSBC Finance Corporation, 6.875%, 01/30/33 .................................         2,030,000
$   4,824,559   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ........         4,314,603
----------------------------------------------------------------------------------------------------------------
                                                                                                    38,230,813
                                                                                               ---------------
                INSURANCE -- 2.4%
----------------------------------------------------------------------------------------------------------------
      239,000   Delphi Financial, 8.00% 05/15/33, Senior Notes .............................         6,116,918
$   4,000,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A**** .........................         4,024,000
$  24,921,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ........................        24,816,332
$   1,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ....................         1,043,836
----------------------------------------------------------------------------------------------------------------
                                                                                                    36,001,086
                                                                                               ---------------
                UTILITIES -- 5.5%
----------------------------------------------------------------------------------------------------------------
$  10,000,000   Constellation Energy Group, 7.60% 04/01/32, Senior Notes ...................        11,345,050
                Duke Capital Corporation:
$   6,179,000      6.75% 02/15/32, Senior Notes ............................................         6,215,802
$   4,000,000      8.00% 10/01/19, Senior Notes ............................................         4,498,472
$   5,000,000   Entergy Gulf States, Inc., 6.20% 07/01/33, 1st Mortgage ....................         4,732,260
                Entergy Louisiana LLC:
$  14,458,000      6.30% 09/01/35, 1st Mortgage ............................................        13,903,044
        9,400      7.60% 04/01/32 ..........................................................           240,582
       16,500   Entergy Mississippi, Inc., 7.25%, 1st Mortgage .............................           424,360
       40,000   Northern States Power Company, 8.00% .......................................         1,020,000
                Oncor Electric Delivery Company:
$   2,000,000      7.00% 09/01/22 ..........................................................         2,125,484
$   7,070,000      7.25% 01/15/33 ..........................................................         7,840,390
$   8,268,000   PSEG Power LLC, 8.625% 04/15/31 ............................................        10,323,375
                Southern Union Company:
$   5,300,000      7.60% 02/01/24, Senior Notes ............................................         5,663,235
$   6,047,000      8.25% 11/15/29, Senior Notes ............................................         6,895,884
       50,000   Strats-Dominion-2005-6, Adjustable Rate Pfd., 06/15/35, Series D ...........         1,193,000
$   6,020,000   Wisconsin Electric Power Company, 6.875% 12/01/95 ..........................         6,366,029
----------------------------------------------------------------------------------------------------------------
                                                                                                    82,786,967
                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.
                                       14

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
CORPORATE DEBT SECURITIES -- (CONTINUED)
                ENERGY -- 1.7%
----------------------------------------------------------------------------------------------------------------
$  10,350,000   KN Energy, Inc., 7.45% 03/01/98 ............................................   $    10,012,497
      296,911   Nexen, Inc., 7.35% Subordinated Notes ......................................         7,524,853(1)
$   8,500,000   Noble Energy, Inc., 7.25% 08/01/97 .........................................         8,492,970
----------------------------------------------------------------------------------------------------------------
                                                                                                    26,030,320
                                                                                               ---------------
                REAL ESTATE INVESTMENT TRUST (REIT) -- 0.2%
----------------------------------------------------------------------------------------------------------------
$   3,500,000   Realty Income Corporation, 5.875% 03/15/35 .................................         3,208,100
----------------------------------------------------------------------------------------------------------------
                                                                                                     3,208,100
                                                                                               ---------------
                MISCELLANEOUS INDUSTRIES -- 0.8%
----------------------------------------------------------------------------------------------------------------
       10,000   AT&T, Inc., 7.00% 06/01/41 .................................................           253,750
$     390,000   BellSouth Telecommunication, 7.00% 12/01/95 ................................           395,633
       30,000   CBS Corporation, 6.75% 03/27/56 ............................................           744,375
       80,000   Comcast Corp., 7.00% 09/15/55, Series B ....................................         2,015,000
                Corp-Backed Trust Certificates:
       30,000      7.00% 11/15/28, Series Sprint ...........................................           755,400
      100,000      6.05% 02/15/33, Series Boeing ...........................................         2,403,000
                Pulte Homes, Inc.:
       58,240      7.375% 06/01/46 .........................................................         1,481,480(3)
$   3,550,000      7.875% 06/15/32 .........................................................         3,801,528
----------------------------------------------------------------------------------------------------------------
                                                                                                    11,850,166
                                                                                               ---------------
                TOTAL CORPORATE DEBT SECURITIES
                   (Cost $193,702,992) .....................................................       198,107,452
                                                                                               ---------------
COMMON STOCKS AND CONVERTIBLE SECURITIES -- 0.1%
                BANKING -- 0.1%
----------------------------------------------------------------------------------------------------------------
       57,700   New York Community Bancorp, Inc. ...........................................         1,008,596*
----------------------------------------------------------------------------------------------------------------
                                                                                                     1,008,596
                                                                                               ---------------
                TOTAL COMMON STOCKS AND CONVERTIBLE SECURITIES
                   (Cost $948,414) .........................................................         1,008,596
                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.
                                       15

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                        VALUE
-------------                                                                                      -------
OPTION CONTRACTS -- 0.2%
          770   September Call Options on September U.S. Treasury Bond Futures,
                   Expiring 08/24/07 .......................................................   $        72,188+
       10,300   September Put Options on September U.S. Treasury Bond Futures,
                   Expiring 08/24/07 .......................................................         3,899,688+
----------------------------------------------------------------------------------------------------------------
                TOTAL OPTION CONTRACTS
                   (Cost $3,064,903) .......................................................         3,971,876
                                                                                               ---------------
MONEY MARKET FUND -- 0.1%
      786,391   BlackRock Provident Institutional, TempFund ................................           786,391
----------------------------------------------------------------------------------------------------------------
                TOTAL MONEY MARKET FUND
                   (Cost $786,391) .........................................................           786,391
                                                                                               ---------------
SECURITIES LENDING COLLATERAL -- 0.3%
    4,461,856   Institutional Money Market Trust ...........................................         4,461,856
----------------------------------------------------------------------------------------------------------------
                TOTAL SECURITIES LENDING COLLATERAL
                   (Cost $4,461,856) .......................................................         4,461,856
                                                                                               ---------------
TOTAL INVESTMENTS (Cost $1,484,929,017***) ..........................................  99.6%     1,498,872,304
OTHER ASSETS AND LIABILITIES (Net) ..................................................   0.4%         5,950,451
                                                                                      ------   ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK ...................... 100.0%++ $ 1,504,822,755
                                                                                      ------   ---------------

AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE .....................................      (542,000,000)
                                                                                               ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .................................................   $   962,822,755
                                                                                               ===============

----------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**   Securities distributing Qualified Dividend Income only.
***  Aggregate cost of securities held.
**** Securities exempt from  registration  under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(1)  Foreign Issuer.
(2) All or a portion of this security has been pledged as collateral for written option positions.
(3)  A portion of the security is on loan.
+    Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

    The accompanying notes are an integral part of the financial statements.
                                       16

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------


           ABBREVIATIONS:
PFD.    -- Preferred Securities
PVT.    -- Private Placement Securities

OPEN OPTION CONTRACTS WRITTEN

CONTRACTS         CONTRACT DESCRIPTION                                                                   VALUE
-------------     --------------------                                                                 ---------
         770      September Call Options on September U.S. Treasury Bond Futures,
                    Expiring 08/24/07, Strike Price 110 ....................................   $      (649,688)+
----------------------------------------------------------------------------------------------------------------
                  TOTAL OPEN OPTION CONTRACTS WRITTEN (premiums received $706,186) .........          (649,688)
                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.
                                       17

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $1,484,929,017) .........................                        $ 1,498,872,304
  Dividends and interest receivable ...................................                             15,585,088
  Receivable for Investments sold .....................................                              5,323,999
  Prepaid expenses ....................................................                                194,553
  Securities lending income receivable ................................                                  8,994
                                                                                               ---------------
        Total Assets ..................................................                          1,519,984,938
LIABILITIES:
  Payable for securities lending collateral ...........................  $4,461,856
  Payable for Investments purchased ...................................   8,176,297
  Dividends payable to Common Stock Shareholders ......................     393,582
  Investment advisory fee payable .....................................     551,271
  Administration, Transfer Agent and Custodian fees payable ...........     135,735
  Servicing agent fees payable ........................................     160,014
  Professional fees payable ...........................................      67,862
  Directors' fees payable .............................................      11,640
  Accrued expenses and other payables .................................      56,929
  Accumulated undeclared distributions to Auction Market
    Preferred Stock Shareholders ......................................     497,309
  Outstanding options written, at value (premiums received $706,186) ..     649,688
                                                                         ----------
        Total Liabilities .............................................                             15,162,183
                                                                                               ---------------

AUCTION MARKET PREFERRED STOCK (21,680 SHARES OUTSTANDING)
  REDEMPTION VALUE ....................................................                            542,000,000
                                                                                               ---------------
NET ASSETS AVAILABLE TO COMMON STOCK ..................................                        $   962,822,755
                                                                                               ===============


NET ASSETS AVAILABLE TO COMMON STOCK consist of:
  Distributions in excess of net investment income ....................                        $    (2,637,884)
  Accumulated net realized loss on investments sold ...................                            (60,356,286)
  Unrealized appreciation of investments ..............................                             13,999,784
  Par value of Common Stock ...........................................                                426,017
  Paid-in capital in excess of par value of Common Stock ..............                          1,011,391,124
                                                                                               ---------------
        Total Net Assets Available to Common Stock ....................                        $   962,822,755
                                                                                               ===============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
  Common Stock (42,601,719 shares outstanding) ........................                        $         22.60
                                                                                               ===============

    The accompanying notes are an integral part of the financial statements.
                                       18

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)
      --------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends+ ..........................................................                        $    27,781,073
  Interest ............................................................                             25,814,990
                                                                                               ---------------
       Total Investment Income ........................................                             53,596,063

EXPENSES:
  Investment advisory fee .............................................  $3,248,012
  Servicing agent fee .................................................     943,758
  Administrator's fee .................................................     288,878
  Auction Market Preferred broker commissions and
    auction agent fees ................................................     685,028
  Professional fees ...................................................      69,524
  Insurance expense ...................................................      83,000
  Transfer agent fees .................................................     118,873
  Directors' fees .....................................................      39,130
  Custodian fees ......................................................      60,621
  Compliance fees .....................................................      19,694
  Other ...............................................................     122,919
       Total Expenses .................................................                              5,679,437
                                                                                               ---------------
NET INVESTMENT INCOME .................................................                             47,916,626
                                                                                               ---------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized  gain/(loss)  on investments  sold during the period ...                              8,541,932
  Net realized  gain/(loss) from written options during the period ....                             (3,148,273)
  Change in unrealized appreciation/depreciation of investments
    held during the period ............................................                            (43,046,965)
                                                                                               ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .......................                            (37,653,306)
                                                                                               ---------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK
 SHAREHOLDERS:
  From net investment income (including changes in accumulated
    undeclared distributions) .........................................                            (14,048,773)
                                                                                               ---------------
NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING
 FROM OPERATIONS ......................................................                        $    (3,785,453)
                                                                                               ===============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.
                                       19

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
----------------------------------------------------------------


                                                                                      SIX MONTHS ENDED
                                                                                        MAY 31, 2007            YEAR ENDED
                                                                                         (UNAUDITED)        NOVEMBER 30, 2006
OPERATIONS:
   Net investment income ..........................................................   $   47,916,626         $   86,989,377
   Net realized gain/(loss) on investments sold during the period .................        5,393,659              9,654,689
   Change in net unrealized appreciation/depreciation of investments
     held during the period .......................................................      (43,046,965)            30,962,852
   Distributions to AMPS* Shareholders from net investment income,
     including changes in accumulated undeclared distributions ....................      (14,048,773)           (26,049,500)
                                                                                      --------------         --------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................       (3,785,453)           101,557,418

DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
     Shareholders(1) ..............................................................      (32,590,315)           (66,778,195)
                                                                                      --------------         --------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...............................      (32,590,315)           (66,778,195)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
     and Cash Purchase Plan .......................................................               --                     --
                                                                                      --------------         --------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
     FROM FUND SHARE TRANSACTIONS .................................................               --                     --

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO                                    --------------         --------------
   COMMON STOCK FOR THE PERIOD ....................................................   $  (36,375,768)        $   34,779,223
                                                                                      ==============         ==============
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ............................................................      999,198,523            964,419,300
   Net increase/(decrease) in net assets during the period ........................      (36,375,768)            34,779,223
                                                                                      --------------         --------------
   End of period (including distributions in excess of net investment
     income of ($2,637,884) and ($3,915,422), respectively) .......................   $  962,822,755         $  999,198,523
                                                                                      ==============         ==============

-------------
         *        Auction Market Preferred Stock.
         (1) May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                    FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
      --------------------------------------------------------------------------
Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                  SIX MONTHS                                     FOR THE PERIOD FROM
                                                                    ENDED          YEAR ENDED NOVEMBER 30,       JANUARY 31, 2003(1)
                                                                 MAY 31, 2007   --------------------------------      THROUGH
                                                                 (UNAUDITED)       2006       2005        2004    NOVEMBER 30, 2003
                                                               --------------   ---------   --------    -------  -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................    $    23.45     $    22.64   $    24.10  $    25.74  $    23.82(2)
                                                               ----------     ----------   ----------  ----------  ----------
INVESTMENT OPERATIONS:
Net investment income .....................................          1.12           2.04         1.96        2.05        1.46
Net realized and unrealized gain/(loss) on investments ....         (0.87)          0.95        (0.94)      (0.53)       2.07
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income ................................         (0.33)         (0.61)       (0.39)      (0.19)      (0.06)
From net realized capital gains ...........................            --             --           --          --       (0.03)
                                                               ----------     ----------   ----------  ----------  ----------
Total from investment operations ..........................         (0.08)          2.38         0.63        1.33        3.44
                                                               ----------     ----------   ----------  ----------  ----------
COST OF ISSUANCE OF AMPS* .................................            --             --           --          --       (0.14)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ................................         (0.77)         (1.57)       (2.09)      (2.10)      (1.38)
From return of capital ....................................            --             --         0.00(3)       --          --
From net realized capital gains ...........................            --             --           --       (0.87)         --
                                                               ----------     -----------   ---------  ----------  ----------
Total distributions to Common Stock Shareholders ..........         (0.77)         (1.57)       (2.09)      (2.97)      (1.38)
                                                               ----------     ----------   ----------  ----------  ----------
Net asset value, end of period ............................    $    22.60     $    23.45   $    22.64  $    24.10  $    25.74
                                                               ==========     ==========   ==========  ==========  ==========
Market value, end of period ...............................    $    21.38     $    21.89   $    20.03  $    25.30  $    26.66
                                                               ==========     ==========   ==========  ==========  ==========
Total investment return based on net asset value** ........        (0.21%)****    11.78%        2.81%       5.41%      14.15%****(4)
                                                               ==========     ==========   ==========  ==========  ==========
Total investment return based on market value ** ..........         1.13%****     17.94%      (13.36%)      6.84%      12.65%****(4)
                                                               ==========     ==========   ==========  ==========  ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
    Total net assets, end of period (in 000's) ............    $  962,823     $  999,199   $  964,419  $1,022,084  $1,058,452
    Operating expenses ....................................          1.15%***       1.15%        1.16%       1.15%       1.01%***
    Net investment income + ...............................          6.87%***       6.32%        6.59%       7.57%       6.65%***
---------------------------------
SUPPLEMENTAL DATA:++
    Portfolio turnover rate ...............................            40%****        55%          25%         23%        101%****
    Total net assets available to Common and Preferred
      Stock, end of period (in 000's) .....................    $1,504,823     $1,541,199   $1,506,419  $1,564,084  $1,600,452
    Ratio of operating expenses to total average net assets
      available to Common and Preferred Stock .............          0.74%***       0.74%        0.75%       0.75%       0.72%***

   *   Auction Market Preferred Stock.
  ** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.
 ***   Annualized.
****   Not annualized.
   + The net investment income ratios reflect income net of operating expenses and payments to AMPS Shareholders.
  ++   Information presented under heading Supplemental Data includes AMPS.
 (1)   Commencement of operations.
 (2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
 (3) Return of capital applicable to 2005 only and per share amount was less than $0.005.
 (4) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (January 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.
                                       21

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)
--------------------------------------------------------------------------


                                              TOTAL                                      DIVIDEND
                                            DIVIDENDS     NET ASSET        NYSE       REINVESTMENT
                                              PAID          VALUE     CLOSING PRICE      PRICE (1)
                                            ---------     --------    -------------   ------------
December 31, 2006 ........................  $0.1275       $23.15        $21.41          $21.54
January 31, 2007 .........................   0.1275        23.13         21.75           21.87
February 28, 2007 ........................   0.1275        23.44         21.81           21.96
March 31, 2007 ...........................   0.1275        22.95         22.30           22.43
April 30, 2007 ...........................   0.1275        23.05         22.05           22.12
May 31, 2007 .............................   0.1275        22.60         21.38           21.56

---------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

The accompanying notes are an integral part of the financial statements.
                                       22

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (Continued)
      --------------------------------------------------------------------------

         The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                                         INVOLUNTARY        AVERAGE
                                         ASSET           LIQUIDATING         MARKET
                 TOTAL SHARES          COVERAGE           PREFERENCE          VALUE
  DATE          OUTSTANDING (1)       PER SHARE (2)       PER SHARE      PER SHARE (1)(3)
--------     ------------------    ----------------    --------------    ---------------
05/31/07*         21,680              $ 69,434            $ 25,000          $ 25,000
11/30/06          21,680                71,112              25,000            25,000
11/30/05          21,680                69,502              25,000            25,000
11/30/04          21,680                72,153              25,000            25,000
11/30/03          21,680                73,827              25,000            25,000

----------
(1) See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.
(3) Excludes accumulated undeclared dividends.
  * Unaudited.

    The accompanying notes are an integral part of the financial statements.
                                       23

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------

1.   ORGANIZATION

     Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with the U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments and all debt and preferred securities which mature in 60 days

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2007 and 2006 was as follows:

                DISTRIBUTIONS PAID IN FISCAL YEAR 2007         DISTRIBUTIONS PAID IN FISCAL YEAR 2006
               ORDINARY INCOME    LONG-TERM CAPITAL GAINS    ORDINARY INCOME    LONG-TERM CAPITAL GAINS
Common               N/A                  N/A                   $66,778,195            $0
Preferred            N/A                  N/A                   $26,049,500            $0

     As of November 30, 2006, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis, were as follows:

                                    UNDISTRIBUTED           UNDISTRIBUTED            NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD        ORDINARY INCOME          LONG-TERM GAIN     APPRECIATION/(DEPRECIATION)
       ($57,018,051)                  $1,872,763                   $0                   $49,017,352

     At November 30, 2006, the composition of the Fund's $57,018,051 accumulated realized capital losses was $39,515,188, and $17,502,863 in 2004 and 2005, respectively. These losses may be carried forward and offset against any future capital gains through 2012 and 2013, respectively.

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $40,458 of Federal excise taxes attributable to calendar year 2006 in March 2007.

     ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely- than-not to be sustained as of the adoption date.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

     Management is currently evaluating the impact the adoption of FIN 48 and SFAS 157 will have on the Fund's financial statements.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to
Common Stock above $500 million, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES  AND SALES OF SECURITIES

     For the six months ended May 31, 2007,  the cost of purchases  and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$602,436,411 and $603,036,522, respectively.

     At May 31, 2007, the aggregate cost of securities for federal income tax purposes was $1,495,651,777, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $21,961,825 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $18,741,298.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

Written option transactions during the six months ended May 31, 2007 are summarized as follows:

                                                       CONTRACT        PREMIUMS
                                                        AMOUNTS        RECEIVED
                                                      --------------------------
Written options outstanding at beginning of year ....     1,300     $ 2,450,858
--------------------------------------------------------------------------------
Options Opened ......................................       770         706,186
Options Exercised ...................................         0               0
Options Expired .....................................    (1,300)     (2,450,858)
Options Closed ......................................         0               0
--------------------------------------------------------------------------------
Written options outstanding at end of period ........       770     $   706,186

5.   COMMON STOCK

     At May 31, 2007, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                              SIX MONTHS ENDED      YEAR ENDED
                                                  05/31/07           11/30/06
                                              ----------------   ---------------
                                              SHARES    AMOUNT   SHARES   AMOUNT
                                              ------   -------   ------   ------
Shares issued under the Dividend Reinvestment
  and Cash Purchase Plan ....................     --   $    --       --   $   --
                                              ------   -------   ------   ------

6.   AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates.

     At May 31, 2007, 3,200 shares for each of Series M7, T7, W7, Th7 and F7 and 2,840 shares for each of Series T28 and W28 of Auction Market Preferred Shares were outstanding at the annualized rate of 5.05%, 5.02%, 5.05%, 5.03%, 5.05%, 5.20% and 5.20% for Series M7, T7, W7, Th7, F7, T28 and

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utility industry and at least 25% of its total assets issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of May 31, 2007, the market value of securities loaned by the Fund was $4,302,885. The loans were secured with collateral of $4,461,856. Income from securities lending for the six months ended May 31, 2007 was $31,451.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2007, $3,357 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc., directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 16, 2006. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.FCCLAYMORE.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2007. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the NYSE, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

     On April 20, 2007, the Fund held its Annual Meeting of Shareholders (the "Meeting") for the following purpose: election of Directors of the Fund ("Proposal 1"). The proposal was approved by the shareholders and the results of the voting are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS

NAME                                                       FOR          WITHHELD

COMMON STOCK
Robert F. Wulf .......................................  38,391,012      663,949

PREFERRED STOCK
Donald F. Crumrine ...................................    16,165           31

     David Gale, Morgan Gust and Karen H. Hogan continue to serve in their capacities as Directors of the Fund.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                      PRINCIPAL         NUMBER OF FUNDS
                                              TERM OF OFFICE        OCCUPATION(S)       IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)        AND LENGTH OF         DURING PAST           OVERSEEN             OTHER DIRECTORSHIPS
AND  AGE                  HELD WITH FUND       TIME SERVED*          FIVE YEARS           BY DIRECTOR             HELD BY DIRECTOR
NON-INTERESTED
DIRECTORS:

DAVID GALE                  Director           Class I Director    President & CEO of         4            Metromedia
Delta Dividend Group, Inc.                         since           Delta Dividend                          International Group, Inc.
220 Montgomery Street                           January 2003       Group, Inc. (investments)               (telecommunications);
Suite 426                                                                                                  Flaherty & Crumrine
San Francisco, CA 94104                                                                                    Preferred Income Fund;
Age: 58                                                                                                    Flaherty & Crumrine
                                                                                                           Preferred Income
                                                                                                           Opportunity Fund; and
                                                                                                           Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund

MORGAN GUST                 Director           Class II Director   Retired; Former            4            CoBiz, Inc. (financial
301 E. Colorado Boulevard                          since           President of Giant                      services); Flaherty &
Suite 720                                       January 2003       Industries, Inc. (petroleum             Crumrine Preferred Income
Pasadena, CA 91101                                                 refining and marketing)                 Fund; Flaherty & Crumrine
Age: 60                                                            since March 2002                        Preferred Income
                                                                                                           Opportunity Fund; and
                                                                                                           Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund

-----------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual  Meeting of
                Shareholders;  director  may  continue  in office  until his  successor  is duly elected  and  qualified.
                CLASS II  DIRECTORS  - three year term  expires at the Fund's 2009 Annual Meeting of  Shareholders;  directors  may continue in office until their successors are duly elected and qualified.
                CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual  Meeting of  Shareholders;  directors may continue in office until their  successors  are duly elected and qualified.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

                                                                      PRINCIPAL         NUMBER OF FUNDS
                                              TERM OF OFFICE        OCCUPATION(S)       IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)        AND LENGTH OF         DURING PAST           OVERSEEN             OTHER DIRECTORSHIPS
AND  AGE                  HELD WITH FUND       TIME SERVED*          FIVE YEARS           BY DIRECTOR             HELD BY DIRECTOR
NON-INTERESTED
DIRECTORS:

KAREN H. HOGAN+             Director           Class II Director   Retired, Community         4            Flaherty & Crumrine
301 E. Colorado Boulevard                           since          Volunteer; from September               Preferred Income Fund;
Suite 720                                         July 2005        1985 to January 1997,                   Flaherty & Crumrine
Pasadena, CA 91101                                                 Senior Vice President of                Preferred Income
Age: 46                                                            Preferred Stock Origination             Opportunity Fund; and
                                                                   at Lehman Brothers and                  Flaherty & Crumrine/
                                                                   previously, Vice President              Claymore Total Return
                                                                   of New Product Development              Fund

ROBERT F. WULF              Director           Class III Director  Financial Consultant;      4            Flaherty & Crumrine
P.O. Box 753                                        since          Trustee, University of                  Preferred Income Fund;
Neskowin, Oregon 97149                            January 2003     Oregon Foundation;                      Flaherty & Crumrine
Age: 70                                                            Trustee, San Francisco                  Preferred Income
                                                                   Theological Seminary                    Opportunity Fund; and
                                                                                                           Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund

INTERESTED
DIRECTOR:

DONALD F. CRUMRINE+, ++     Director,          Class III Director  Chairman of the Board      4            Flaherty & Crumrine
301 E. Colorado Boulevard  Chairman                 since          and Director of Flaherty &              Preferred Income Fund;
Suite 720                of the Board             January 2003     Crumrine Incorporated                   Flaherty & Crumrine
Pasadena, CA 91101         and Chief                                                                       Preferred Income
Age: 59                 Executive Officer                                                                  Opportunity Fund; and
                                                                                                           Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund

-----------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual  Meeting of
                Shareholders;  director  may  continue  in office  until his  successor  is duly elected  and  qualified.
                CLASS II  DIRECTORS  - three year term  expires at the Fund's 2009 Annual Meeting of  Shareholders;  directors  may continue in office until their successors are duly elected and qualified.
                CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual  Meeting of  Shareholders;  directors may continue in office until their  successors  are duly elected and qualified.

+  As  a  Director,  represents  holders  of the Fund's Auction Market Preferred
   Stock.
++ "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

                                                                      PRINCIPAL
                                              TERM OF OFFICE        OCCUPATION(S)
NAME, ADDRESS,              POSITION(S)        AND LENGTH OF         DURING PAST
AND  AGE                  HELD WITH FUND       TIME SERVED*          FIVE YEARS
OFFICERS:

ROBERT M. ETTINGER          President            Since             President and Director of Flaherty &
301 E. Colorado Boulevard                      January 2003        Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 48

R. ERIC CHADWICK            Chief Financial      Since             Director of Flaherty & Crumrine
301 E. Colorado Boulevard    Officer, Vice     January 2003        Incorporated since June 2006; Vice
Suite 720                   President and                          President of Flaherty & Crumrine
Pasadena, CA 91101           Treasurer                             Incorporated since August 2001
Age: 32

CHAD C. CONWELL             Chief Compliance     Since             Chief Compliance Officer of
301 E. Colorado Boulevard    Officer, Vice     July 2005           Flaherty & Crumrine Incorporated
Suite 720                   President and                          since September 2005; Vice
Pasadena, CA 91101           Secretary                             President of Flaherty & Crumrine
Age: 34                                                            Incorporated since July 2005;
                                                                   Attorney with Paul, Hastings,
                                                                   Janofsky & Walker LLP from
                                                                   September 1998 through June 2005

BRADFORD S. STONE           Vice President       Since             Director of Flaherty & Crumrine
392 Springfield Avenue      and Assistant      July 2003           Incorporated since June 2006; Vice
Mezzanine Suite              Treasurer                             President of Flaherty & Crumrine
Summit, NJ 07901                                                   Incorporated since May 2003;
Age: 47                                                            Director of US Market Strategy at
                                                                   Barclays Capital from June 2001
                                                                   to April 2003

NICHOLAS DALMASO            Vice President       Since             Director of Claymore Group, LLC
2455 Corporate West Drive   and Assistant      January 2003        since January 2002. Senior Managing
Lisle, IL 60532               Secretary                            Director and General Counsel of
Age: 42                                                            Claymore Securities, Inc. since November
                                                                   2001 and Claymore Advisors, LLC since
                                                                   October 2003

LAURIE C. LODOLO               Assistant         Since             Assistant Compliance Officer of Flaherty
301 E. Colorado Boulevard     Compliance       July 2004           & Crumrine Incorporated since August
Suite 720                   Officer, Assistant                     2004;  Secretary of Flaherty & Crumrine
Pasadena, CA 91101           Treasurer and                         Incorporated since February 2004;
Age: 43                     Assistant Secretary                    Account Administrator of Flaherty &
                                                                   Crumrine Incorporated since
                                                                   January 1987

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY
AGREEMENT

     During the six month period ended May 31, 2007, the Board of Directors of the Fund approved the continuation of the investment advisory agreement with the Adviser (the "Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors.

     In considering whether to approve the Fund's Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreements during the Special Meeting held on January 12, 2007 for that specific purpose and requested additional information about comparative expenses. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, as they had in past years, the Board members focused on the following with respect to the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

     The Board members reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser's sound financial condition and the Adviser's commitment to its business, as evidenced by its hiring additional personnel as the business has grown. The Board members evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund employs and (ii) the Adviser's culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered the continued efforts undertaken by the Adviser to maintain an effective

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, and the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE

     The Board members considered the Fund's performance since inception, including its performance in recent fiscal periods, to determine whether the Fund had met its investment objective. The Board members determined that the Fund had done so, especially in light of existing extraordinary market conditions, which include rising short-term rates and a relatively flat yield curve, conditions that reduce hedging benefits. In reaching this conclusion, the Board members reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund, considered the costs and benefits of the Fund's hedging strategy in the relevant market environment and examined the differences between the Fund and certain funds in the comparison group, including the significant positions in common equities of a number of preferred stock funds. The Board members noted the Fund's adherence to its respective investment mandate. The Board members also considered that recent relative underperformance was attributable largely to the Fund's stated hedging strategies, which have been a central aspect of the Fund's investment program since inception.

PROFITABILITY

     The Board members considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Board members concluded that the profitability to the Adviser was not excessive based on the considerable services it provides to the Fund, the Fund's relative performance over time, its success in meeting the Fund's investment objective and the Fund's relatively low expense ratio compared to funds with similar investment objectives and strategies. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE

     The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size; thus, the Adviser would not benefit from economies of scale. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Board members accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Board members noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

result of economies of scale arising from  increased  assets.  Accordingly,  the
Board   members  determined  that  the   existing  advisory  fee levels  reflect
possible economies of scale.

     In light of their discussions and considerations as described above, the Board members made the following determinations as to the Fund:

     o the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate and the quality of the services is high;

     o   the  Fund's   overall   performance  was  satisfactory,  given   market
         conditions;

     o   the  fee  paid  to  the  Adviser  was  reasonable  in   light  of   (i)
         comparative performance  and  expense  and  advisory  fee  information,
         (ii) the cost of the services provided and profits to be realized,  and
         (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

     o there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

     Based on these conclusions, the Board members determined that approval of the Agreement was in the best interests of the Fund and its shareholders.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
  Donald F. Crumrine, CFA
    Chairman of the Board
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf, CFA

OFFICERS
  Donald F. Crumrine, CFA
    Chief Executive Officer
  Robert M. Ettinger, CFA
    President
  R. Eric Chadwick,  CFA
    Chief Financial Officer,
    Vice President and Treasurer
  Chad C. Conwell
    Chief  Compliance  Officer,
    Vice President and Secretary
  Bradford S. Stone
    Vice President and
    Assistant  Treasurer
  Nicholas Dalmaso
    Vice  President and Assistant Secretary
  Laurie C. Lodolo
    Assistant Compliance Officer,
    Assistant Treasurer and
    Assistant Secretary

INVESTMENT ADVISER
  Flaherty & Crumrine Incorporated
  e-mail: flaherty@pfdincome.com

SERVICING AGENT
  Claymore Securities, Inc.
  1-866-233-4001

QUESTIONS  CONCERNING  YOUR  SHARES OF  FLAHERTY &
  CRUMRINE/CLAYMORE  PREFERRED SECURITIES
  INCOME FUND?
  o If your shares are held in a brokerage
    Account, contact your broker.
  o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
    Agent --
           PFPC Inc. 1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


[GRAPHIC OMITTED]
LIGHTHOUSE GRAPHIC


FLAHERTY & CRUMRINE/CLAYMORE
PREFERRED SECURITIES
INCOME FUND


SEMI-ANNUAL
REPORT


MAY 31, 2007

www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JULY 23, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JULY 23, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                           R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
                           (principal financial officer)

Date              JULY 23, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.